UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 30, 2006

Date of Report

iBroadband, Inc. (Name of small business issuer in its charter)	Nevada (State or other jurisdiction of incorporation or organization)
88-0464894 (I.R.S. Employer Identification No.)	14286 Gillis Rd. Farmers Branch, TX (Address of principal executive offices)
Issuer's telephone number: (972) 458-0909	75244 (Zip Code)
None (Former name of former address, if changed since last report)	000-51918 (Commission File Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[   ]  Written communications pursuant to Rule 425 under the Securities Act

     (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the

     Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the

     Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Effective November 28, 2006, iBroadband, Inc. (the “Company”) dismissed Killman, Murrell & Company P.C. (“Killman”) as the Company’s independent registered public accounting firm.

Killman’s audit report dated February 12, 2006 (except for the restatement noted in Note 13 therein contained, which is dated as of June 29, 2006) on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2003 and 2004, and for the 9 months ended September 30, 2005, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by the Company’s Board of Directors. In connection with the audits for the fiscal years ended December 31, 2003 and 2004 and for the 9 months ended September 30, 2005, (i) there were no disagreements with Killman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Killman, would have caused them to make reference in connection with their opinion for such years to the subject matter of the disagreement, and (ii) there have been no reportable events (as defined in Item 304(a)(1)(iv) of Regulation S-B).

The Company has provided Killman with a copy of these disclosures and requested that Killman furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Killman agrees with the above statements. A copy of such letter shall be filed as an amendment to this Form 8-K within 2 business days of the Company’s receipt from Killman.

(b) Effective November 28, 2006 the Company approved the engagement of Lawrence Scharfman & Co., CPA P.A. (“Scharfman”) as its new independent registered public accounting firm. The Company’s Board of Directors approved such appointment as a result of its desire to achieve a more economic solution for the Company.

During the Company’s fiscal years ended December 31, 2003 and 2004 and through the 9 months ended September 30, 2005, the Company did not consult with Scharfman regarding either the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice provided that Scharfman concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. During the Company’s fiscal years ended December 31, 2003 and 2004 and through the 9 months ended September 30, 2005, the Company did not consult with Scharfman regarding any item that was either the subject of a disagreement or a reportable event as defined in Item 304 of Regulation S-B.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

16.1 The letter from Killman shall be filed by the Company as a an amendment to this Form 8-K Current Report within 2 business days of its receipt from Killman as required by Item 304 of Regulation S-B.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2006

iBroadband, Inc.

(Registrant)

By: /s/ Matthew Hutchins

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Title:  President/CEO